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                                                                    Exhibit 23.3


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated March 14, 2000, with respect to the consolidated financial statements of Schuler Residential, Inc. (formerly Schuler Homes, Inc.) incorporated by reference in
the Registration Statement (Form S-3 No. 333-     ) and prospectus of Schuler
Homes, Inc. (formerly Schuler Holdings, Inc.) for the registration of 26,282 shares of its common stock.

                                                           /s/ Ernst & Young LLP



Honolulu, Hawaii
April 4, 2001